                                  SCHEDULE 14A
                                 (RULE 14A-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES EXCHANGE ACT OF 1934
                                (AMENDMENT NO. )

Filed by the Registrant /_/

Filed by a Party other than the Registrant /X/

Check the appropriate box:

     /X/    Preliminary Proxy Statement

     /_/    Confidential,  for Use of the Commission  Only (as permitted by Rule
            14a-6(e)(2))

     /_/    Definitive Proxy Statement

     /_/    Definitive Additional Materials

     /_/    Soliciting Material Under Rule 14a-12

                        SUNSET FINANCIAL RESOURCES, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

                            WESTERN INVESTMENT L L C
--------------------------------------------------------------------------------
                      WESTERN INVESTMENT HEDGED PARTNERS LP
                 WESTERN INVESTMENT INSTITUTIONAL PARTNERS L L C
                   WESTERN INVESTMENT ACTIVISM PARTNERS L L C
                                ARTHUR D. LIPSON
--------------------------------------------------------------------------------
    (Name of Persons(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

     /X/    No fee required.

     /_/    Fee computed on table below per Exchange Act Rules  14a-6(i)(1)  and
            0-11.

     (1)    Title of each class of securities to which transaction applies:

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     (2)    Aggregate number of securities to which transaction applies:

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     (3)    Per unit price or other  underlying  value of  transaction  computed pursuant  to  Exchange  Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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     (4)    Proposed maximum aggregate value of transaction:

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     (5)    Total fee paid:

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     /_/    Fee paid previously with preliminary materials:

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     /_/    Check box if any part of the fee is offset as  provided  by Exchange
Act Rule  0-11(a)(2)  and identify the filing for which the  offsetting  fee was paid previously.  Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1)    Amount previously paid:

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     (2)    Form, Schedule or Registration Statement No.:

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     (3)    Filing Party:

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     (4)    Date Filed

                                       2

                       SUNSET FINANCIAL RESOURCES, INC.
--------------------------------------------------------------------------------

                         CONSENT SOLICITATION STATEMENT
                    TO CALL A SPECIAL MEETING OF STOCKHOLDERS
                                       BY
                            WESTERN INVESTMENT L L C,
                WESTERN INVESTMENT INSTITUTIONAL PARTNERS L L C,
                     WESTERN INVESTMENT HEDGED PARTNERS LP,
                 WESTERN INVESTMENT ACTIVISM PARTNERS L L C, AND
                                ARTHUR D. LIPSON
--------------------------------------------------------------------------------

WHY YOU WERE SENT THIS CONSENT SOLICITATION STATEMENT

Western Investment L L C ("WILLC"),  Western Investment Institutional Partners L
L C ("WIIP"), Western Investment Hedged Partners LP ("WIHP"), Western Investment
Activism  Partners  L L C  ("WIAP")  and  Arthur D.  Lipson  (collectively,  the
"Western  Committee") are hereby asking you to help the Western Committee call a special  meeting  of  stockholders  of Sunset  Financial  Resources,  Inc.  (the
"Company").  This consent  solicitation  statement  and the  accompanying  WHITE consent card are being furnished to holders of the Company's common stock, $.001 par value (the "Common  Stock") in connection  with the  solicitation of written consents  to call a  special  meeting  by the  Western  Committee.  The  Western
Committee seeks to call a special meeting of the Company's  stockholders for the following purposes:  (i) to remove each of the members of the Board of Directors
(the  "Board of  Directors")  of the  Company,  (ii) to amend the  bylaws of the
Company to require  Article II,  Section 2.6 thereof,  which provides that board vacancies  created by the removal of directors shall be filled by  stockholders, to only be  amended by a vote of a  majority  of the voting  power of the Common
Stock of the Company and to read as follows: "Any vacancy occurring on the Board of  Directors,  including  any  vacancy  created by reason of an increase in the number of  directors,  may be  filled in the  manner  provided  in the  Charter.
Notwithstanding the foregoing, any vacancy created as a result of the removal of a director by a vote of the  stockholders  shall only be filled by a vote of the stockholders.  This Section 2.6 shall only be amended by a vote of a majority of the  voting  power of the  Common  Stock  of the  Company,"  (iii) to amend  the
Company's bylaws to fix the number of members of the Board of Directors at five, and (iv) to elect  directors  to fill the  vacancies  created by the  removal of directors as proposed above (items (i) through (iv) above collectively  referred to as the "Proposals").

Under the Company's bylaws, as amended on August 31, 2005, for a special meeting to be held,  written  consents to call a special meeting must be executed by the holders of not less than 50% of all of the shares of Common  Stock  entitled  to vote at such meeting.  Prior to the Company's  amendment of its bylaws,  special meetings could be called by the written  request by the holders of not less than
25% of all of the shares of Common Stock entitled to vote at such meeting. As of
October __, 2005, the Western  Committee is the beneficial owner of, and has the right to vote,  1,021,300  shares of the Company's  Common  Stock,  representing approximately 9.7% of the outstanding Common Stock of the Company.

This consent solicitation  statement and the accompanying WHITE consent card are first being mailed to  stockholders  on or about  October  ____,  2005.  Written consents to call a special  meeting should be delivered as promptly as possible, by fax or by mail (using the  enclosed  envelope),  to the  Western  Committee's
Solicitation Agent, The Altman Group, Inc. as set forth below.

This consent  solicitation  is being made by the Western  Committee,  and not on behalf of the Board of  Directors.  At this time,  the Western  Committee is not currently  seeking your proxy,  consent,  authorization  or written  consent for approval of the proposals. THE WESTERN COMMITTEE IS ONLY SOLICITING YOUR WRITTEN
CONSENT TO CALL THE SPECIAL MEETING.  AFTER THE SPECIAL MEETING HAS BEEN CALLED,
THE WESTERN  COMMITTEE WILL SEND YOU PROXY MATERIALS URGING YOU TO VOTE IN FAVOR
OF THE PROPOSALS.  YOUR WRITTEN CONSENT IS IMPORTANT,  NO MATTER HOW MANY OR HOW
FEW SHARES YOU OWN. THE WESTERN COMMITTEE URGES YOU TO SIGN, DATE AND RETURN THE
ENCLOSED WHITE WRITTEN CONSENT TO CALL A SPECIAL MEETING.

IMPORTANT

IF YOUR SHARES OF COMMON  STOCK ARE  REGISTERED  IN YOUR OWN NAME,  PLEASE SIGN,
DATE AND MAIL THE ENCLOSED  WHITE CONSENT CARD TO THE ALTMAN GROUP,  INC. IN THE
POSTAGE-PAID ENVELOPE PROVIDED.

IF YOUR SHARES OF COMMON  STOCK ARE HELD IN THE NAME OF A BROKERAGE  FIRM,  BANK
NOMINEE OR OTHER INSTITUTION, ONLY IT CAN SIGN A WHITE CONSENT CARD WITH RESPECT
TO YOUR  SHARES  AND ONLY  UPON  RECEIPT  OF  SPECIFIC  INSTRUCTIONS  FROM  YOU.
ACCORDINGLY, YOU SHOULD CONTACT THE PERSON RESPONSIBLE FOR YOUR ACCOUNT AND GIVE
INSTRUCTIONS FOR A WHITE CONSENT CARD TO BE SIGNED  REPRESENTING  YOUR SHARES OF
COMMON  STOCK.  THE  WESTERN  COMMITTEE  URGES YOU TO CONFIRM  IN  WRITING  YOUR
INSTRUCTIONS TO THE PERSON RESPONSIBLE FOR YOUR ACCOUNT AND TO PROVIDE A COPY OF
SUCH  INSTRUCTIONS TO THE WESTERN COMMITTEE IN CARE OF THE ALTMAN GROUP, INC. TO
THE  ADDRESS  BELOW,  SO  THAT  THE  WESTERN  COMMITTEE  WILL  BE  AWARE  OF ALL
INSTRUCTIONS  GIVEN  AND CAN  ATTEMPT  TO  ENSURE  THAT  SUCH  INSTRUCTIONS  ARE
FOLLOWED.

IF YOU HAVE ANY QUESTIONS  ABOUT EXECUTING OR DELIVERING YOUR WHITE CONSENT CARD
OR REQUIRE ASSISTANCE, PLEASE CONTACT:

The Altman Group, Inc.
1200 Wall Street West, 3rd Floor
Lyndhurst, New Jersey 07071
CALL TOLL-FREE: (866) 416-0553
FAX: (201) 460-0050

WE ARE DISSATISFIED WITH THE CURRENT BOARD OF DIRECTORS

We are  dissatisfied  with the  Board of  Directors.  Since the  members  of the
Western Committee comprise one of the largest  stockholdings in the Company,  we have  a very  strong  incentive  to  increase  stockholder  value.  The  Western
Committee  believes  that calling a special  meeting will provide the  Company's stockholders  an opportunity to express their  dissatisfaction  with the current affairs of the  Company  and  performance  of the  current  Board of  Directors.
Holding a special  meeting  shall also  provide the  Company's  stockholders  an opportunity  to be  proactive  in the  future of the  Company  by  changing  the composition of the Board and removing each of the current directors.

PAST CONTACTS

On August 27, 2005, WILLC sent a letter to the Board of Directors expressing its concerns about recent  developments with the Company,  including the resignation of Ernst & Young LLP as the Company's independent auditors for the period ending
December  31, 2005.  WILLC stated that it believes  that it would be in the best interests  of the Company and its  stockholders  if the Board of  Directors  was reconstituted and a majority of new directors were elected. WILLC suggested that the Company hold a special meeting to vote on the Proposals.  After  discussions with Mr. Lipson,  WILLC's managing member, the Board of Directors decided not to call a special meeting.  In fact, the Board of Directors even made it harder for stockholders  to express any  dissatisfaction  they may have with respect to the management of the Company by increasing the percentage of the outstanding shares of Common Stock  necessary  to call a special  meeting from 25% to 50% on August
31, 2005. On September 22, 2005, WILLC sent a letter to the members of the Board of Directors  requesting that the Board of Directors  consult with the principal stockholders  of the Company with respect to one remaining  vacancy on the Board
of   Directors   and  that  the  Board  of  Directors   appoint  a   stockholder
representative to fill the vacancy. On September 28, 2005, the Company announced the appointment of Charles Wolcott to the Board of Directors of the Company.  To
show its  commitment and  determination  to express its concerns with respect to the recent developments in the Company and in an effort to increase  shareholder value,  the Western  Committee has decided to solicit written consents to call a special meeting from the stockholders of the Company.

THE SPECIAL MEETING

The  Western  Committee  is  soliciting  written  consents  to call the  special meeting. The Western Committee is furnishing this Consent Solicitation Statement and the WHITE Consent Card to enable you and the Company's other stockholders to call the special meeting.  For the special meeting to be held in accordance with the  amendment  to the bylaws  adopted by the Board of  Directors  on August 31,
2005,  written  consents  in favor of the call of the  special  meeting  must be executed by the holders of not less than 50% of all votes entitled to be cast at such meeting.  After the special meeting is called,  the Western  Committee will solicit  proxies from you in support of the Proposals by sending you a notice of the  special  meeting,  a proxy  statement  and a proxy card for use  therewith.
According to the Company's Form 10-Q for the fiscal quarter ended June 30, 2005, as of August 10, 2005,  there were  10,475,000  shares of the  Company's  common stock outstanding. Based on such number, and the fact that the Western Committee already owns 1,021,300  shares of Common Stock,  additional  written consents to hold a special meeting from holders of an aggregate of at least 4,216,200 shares of Common Stock will be required to call the special  meeting.  PLEASE COMPLETE,
SIGN AND RETURN THE ENCLOSED  WHITE  CONSENT CARD BEFORE  OCTOBER __, 2005.  THE
FAILURE TO SIGN AND RETURN THE WHITE  CONSENT  CARD WILL HAVE THE SAME EFFECT AS
OPPOSING THE CALL OF A SPECIAL MEETING.

If the Western  Committee is successful in its solicitation of written consents, the Company  will be required  to call and hold the special  meeting.  After the special meeting is called, the Western Committee intends to solicit proxies from you in support of the Proposals by sending you a notice of the special  meeting, a proxy  statement and a proxy card for use therewith.  At the special  meeting, the stockholders will be asked to vote "For" the Proposals.

The Western  Committee  expects to  request,  in any future  proxy  solicitation relating  to the  special  meeting,  authority  (i) to  initiate  and  vote  for proposals  to recess or adjourn the  special  meeting for any reason and (ii) to oppose and vote against any  proposal to recess or adjourn the special  meeting.
The Western Committee does not currently anticipate  additional proposals on any substantive matters.  Nevertheless,  the Western Committee reserves the right to either  modify the Proposals or cause  additional  proposals to be identified in the notice of, and in, the proxy materials for, the special meeting. The Western
Committee is not aware of any other  proposals to be brought  before the special meeting.  However, should other proposals be brought before the special meeting, the Western Committee will vote its proxies on such matters in its discretion.

WRITTEN CONSENT PROCEDURES

Pursuant  to this  Consent  Solicitation  Statement,  the Western  Committee  is
soliciting  written consents from holders of outstanding  shares of Common Stock to call the special meeting.  By executing a written  consent,  a stockholder is requesting  the Company to call the  special  meeting  and  designate  specified persons as the stockholder's agents and is authorizing the designated agents (i)
to call the special meeting, (ii) to set the place, date and time of the special meeting, if held to be permissible, and (iii) exercise all rights of the holders of shares of Common  Stock  incidental  to calling  and  convening  the  special meeting and causing the purposes of the authority  expressly granted pursuant to the written  consents to the designated  agents to be carried into.  PLEASE NOTE
THAT WRITTEN  CONSENTS TO CALL THE SPECIAL  MEETING DO NOT GRANT THE  DESIGNATED
AGENT(S)  THE POWER TO VOTE YOUR SHARES OF COMMON  STOCK AT THE SPECIAL  MEETING
AND DO  COMMIT  YOU TO CAST  ANY VOTE IN FAVOR OR  AGAINST  ANY  PROPOSAL  TO BE
BROUGHT BEFORE THE SPECIAL MEETING.  To vote on the matters to be brought before the special meeting you must vote by proxy or in person at the special meeting.

You may revoke  your  written  consent to call a special  meeting at any time by delivering a written  revocation to the Western  Committee in care of The Altman
Group,  Inc.  at the  address  or fax number set forth on the back cover of this
Consent Solicitation  Statement.  Such a revocation must clearly state that your written consent to call a special meeting is no longer effective. Any revocation of a written  consent to call a special meeting will not affect any action taken by  the  designated  agent  pursuant  to  the  written  consent  prior  to  such revocation.

If your shares of Common  Stock are held in the name of a brokerage  firm,  bank nominee or other  institution,  only it can sign a written consent or revoke any consent  previously  given with  respect to your shares and only upon receipt of your specific instructions.  Accordingly,  please contact the person responsible for your account and give  instructions  for a WHITE  Consent Card  representing your shares to be signed.  The Western Committee urges you to confirm in writing your  instructions  to the person  responsible for your account and to provide a copy of such  instructions to the Western Committee in care of The Altman Group,
Inc.  at the  address or fax number set forth on the back cover of this  Consent
Solicitation  Statement  so that  the  Western  Committee  will be  aware of all instructions  given  and can  attempt  to  ensure  that  such  instructions  are followed.

SOLICITATION OF WRITTEN CONSENTS; EXPENSES.

The entire expense of preparing and mailing this Consent Solicitation  Statement and any other  soliciting  material and the total  expenditures  relating to the solicitation of written consents to call the special meeting (including, without limitation, costs, if any, related to advertising,  printing, fees of attorneys, financial advisors, solicitors,  accountants,  public relations,  transportation and litigation) will be borne by the Western  Committee.  In addition to the use of the mails,  written  consents  to call a special  meeting  and proxies may be solicited  by  the  Western  Committee  by  telephone,  telegram,  and  personal solicitation.  Banks,  brokerage  houses,  and other custodians,  nominees,  and fiduciaries will be requested to forward solicitation material to the beneficial owners  of the  Common  Stock  that  such  institutions  hold,  and the  Western
Committee will reimburse such  institutions for their  reasonable  out-of-pocket expenses.

The Western Committee has retained The Altman Group,  Inc., a proxy solicitation firm,  to  assist  in  the  solicitation  of  written  consents  and  the  proxy solicitation  in connection  with the special meeting and at a fee estimated not to exceed  $[______] plus  reimbursement of reasonable  out-of-pocket  expenses.
That firm will utilize approximately [__] persons in its solicitation efforts.

The Western Committee  estimates that their total  expenditures  relating to the solicitation of written  consents to call a special meeting and the solicitation of  proxies  for  approval  of the  Proposals  at the  special  meeting  will be approximately $[_______] (including,  without limitation, costs, if any, related to advertising,  printing,  fees of attorneys,  financial advisors,  solicitors, accountants,  public  relations,  transportation,  and  litigation).  Total cash expenditures  to date relating to these  solicitations  have been  approximately
$[____].

The Western  Committee  intends to seek  reimbursement  from the Company for the
Western   Committee's   actual   expenses   incurred  in  connection  with  this
solicitation and the solicitation of proxies approving the Proposals.  Following the  special  meeting,  the Western  Committee  will  request  that the Board of
Directors  approve a reimbursement of such expenses.  If the matter is submitted to a vote of the Company's  stockholders,  the Western  Committee  will vote its shares  in favor of such  reimbursement  and will  accept  the  results  of such stockholder vote.

CERTAIN INFORMATION REGARDING THE PARTICIPANTS.

Each member of the Western  Committee may be deemed to be a "participant" in the solicitation  conducted  with this  Consent  Solicitation  Statement.  Arthur D.
Lipson is the sole  managing  member  of WILLC,  a  Delaware  limited  liability company,  which in turn is (a) the general  partner of WIHP, a Delaware  limited partnership,  (b) the  managing  member of WIIP,  a Delaware  limited  liability company,  and (c) the  managing  member of WIAP,  a Delaware  limited  liability company. The principal occupation of Mr. Lipson is acting as the managing member of WILLC.  The principal  business of WILLC is acting as the general  partner of
WIHP and the managing member of each of WIIP and WIAP. The principal business of
WIHP,  WIIP and WIAP is the  business of  acquiring,  holding and  disposing  of investments in various companies.  The principal business address of Mr. Lipson,
WILLC, WIHP, WIIP and WIAP is 2855 East Cottonwood Parkway, Suite 110, Salt Lake
City, Utah 84121. As of the date hereof,  WIHP, WIIP and WIAP beneficially owned
305,300,  633,300,  and  77,700  shares of Common  Stock,  respectively.  As the general partner or managing member,  as the case may be, of WIHP, WIIP and WIAP,
WILLC may be deemed to  beneficially  own the  1,016,300  shares of Common Stock beneficially  owned in the  aggregate  by WIHP,  WIIP and WIAP.  As the managing member of WILLC,  Mr.  Lipson may be deemed to  beneficially  own the  1,016,300 shares of Common  Stock  beneficially  owned by WILLC,  in addition to the 5,000 shares of Common Stock that Mr. Lipson owns directly.

Exhibit A lists certain  information  regarding ownership of the Common Stock by the Western  Committee and  transactions in the Common Stock made by the Western
Committee during the last two years.  The Western  Committee  beneficially  owns
1,021,300 shares,  approximately 9.7% of the outstanding shares of the Company's
Common Stock. The Western Committee may, however, change or alter its investment strategy at any time to increase or decrease its holdings in the Company.

Except as set forth herein, none of the members of the Western Committee is now, nor has been  within  the past year,  a party to any  contract,  arrangement  or understanding  with any person  with  respect to any  securities  of the Company
(including,  but not limited to, joint  ventures,  loan or option  arrangements, puts or calls,  guarantees  against loss or  guarantees  of profit,  division of losses or profits, or the giving or withholding of proxies).

There are no material  proceedings to which any member of the Western  Committee or any  associate of any member of the Western  Committee is a party  adverse to the Company or any of its subsidiaries or has a material interest adverse to the
Company or any of its  subsidiaries.  Except as  described  herein,  neither the members of the Western  Committee  nor any associate of any of the member of the
Western  Committee  has any  interest  in the  matters  to be voted  upon at the special  meeting,  other  than an  interest,  if any,  as a  stockholder  of the
Company.

Except as described herein or in the schedules  hereto, to the best knowledge of the Western  Committee,  neither the  members of the Western  Committee  nor any associate  of any member of the  Western  Committee  (1) has engaged in or has a direct or indirect  interest in any transaction or series of transactions  since the  beginning of the Company's  last fiscal year, or in any currently  proposed transaction,  to which the Company or any of its  subsidiaries  is a party where the amount  involved  was in excess of  $60,000;  (2) has been  indebted  to the

Company or any of its  subsidiaries;  (3) has borrowed any funds for the purpose of acquiring or holding any securities of the Company,  or is presently,  or has been within the past year, a party to any contract, arrangement or understanding with any person with respect to either any securities of the Company, any future employment by the Company or its affiliates,  or any future transaction to which the  Company  or any of its  affiliates  will or may be a  party;  or (4) is the beneficial  or record  owner of any  securities  of the Company or any parent or subsidiary thereof.

OTHER MATTERS

The principal  executive  offices of the Company are located at 10245  Centurion
Parkway North, Suite 305, Jacksonville, Florida 32256. Except as otherwise noted
herein,  the information  concerning the Company has been taken from or is based upon  documents  and records on file with the SEC and other  publicly  available information.  Although the Western  Committee  does not have any knowledge  that would indicate that any statement contained herein based upon such documents and records is  untrue,  it does not take any  responsibility  for the  accuracy  or completeness of the information  contained in such documents and records, or for any failure by the Company to disclose  events that may affect the  significance or accuracy of such information.

For information  regarding the security  ownership of certain  beneficial owners and the management of the Company, see Schedule II.

YOUR SUPPORT IS IMPORTANT

NO MATTER HOW MANY OR HOW FEW SHARES YOU OWN WE ARE SEEKING YOUR SUPPORT. PLEASE
SIGN,  DATE,  AND MAIL IN THE ENCLOSED  POSTAGE-PAID  ENVELOPE WITH THE ENCLOSED
WHITE CONSENT CARD AS SOON AS POSSIBLE.

IF YOUR SHARES OF COMMON STOCK ARE HELD IN THE NAME OF A BROKERAGE  FIRM,  BANK,
BANK  NOMINEE  OR OTHER  INSTITUTION,  ONLY IT CAN SIGN A WRITTEN  CONSENT  WITH
RESPECT TO YOUR COMMON STOCK. ACCORDINGLY, PLEASE CONTACT THE PERSON RESPONSIBLE
FOR YOUR  ACCOUNT  AND GIVE  INSTRUCTIONS  FOR A  WRITTEN  CONSENT  TO BE SIGNED
REPRESENTING YOUR SHARES OF COMMON STOCK.

WHOM YOU CAN CALL IF YOU HAVE QUESTIONS

If you have any questions or require any  assistance,  please contact The Altman
Group,  Inc.,  proxy  solicitors  for the Western  Committee,  at the  following address and toll free telephone number:

                        The Altman Group, Inc.
                        1200 Wall Street West, 3rd Floor
                        Lyndhurst, New Jersey 07071
                        CALL TOLL-FREE: (866) 416-0553
                        FAX: (201) 460-0050

IT IS  IMPORTANT  THAT YOU SIGN AND DATE YOUR WHITE  CONSENT  CARD AND RETURN IT
PROMPTLY IN THE ENCLOSED  ENVELOPE TO AVOID  UNNECESSARY  EXPENSE AND DELAY.  NO
POSTAGE IS NECESSARY.

                                                     THE WESTERN COMMITTEE

                                                     October __, 2005

                                   SCHEDULE I

         TRANSACTIONS IN SECURITIES OF SUNSET FINANCIAL RESOURCES, INC.
                            DURING THE PAST TWO YEARS

    CLASS               QUANTITY         PRICE PER               DATE OF
OF SECURITY          PURCHASED/(SOLD)    SHARE ($)*          PURCHASE / (SALE)
--------------------------------------------------------------------------------

                      WESTERN INVESTMENT HEDGED PARTNERS LP
--------------------------------------------------------------------------------
 Common Stock             18,000         12.7706                 3/17/04
 Common Stock             18,000         12.7555                 3/17/04
 Common Stock             20,000         13.0005                 3/17/04
 Common Stock             18,000         13.0005                 3/17/04
 Common Stock            (18,000)        12.7439                (3/17/04)
 Common Stock             20,000          9.8075                 7/13/04
 Common Stock             15,000          9.6100                 8/12/04
 Common Stock            (91,000)        10.3798               (11/30/04)
 Common Stock             62,500          9.6701                 3/04/05
 Common Stock            100,000          9.6701                 3/07/05
 Common Stock            125,000          9.4200                 3/24/05
 Common Stock              8,400          8.2695                 8/16/05
 Common Stock              9,400          8.2822                 8/17/05

* Per share prices includes all commission costs.

                 WESTERN INVESTMENT INSTITUTIONAL PARTNERS L L C
--------------------------------------------------------------------------------
 Common Stock             30,000          12.7500                 3/17/04
 Common Stock             25,000          13.0004                 3/17/04
 Common Stock             32,000          12.7553                 3/17/04
 Common Stock             50,000          13.0002                 3/17/04
 Common Stock            (32,000)         12.7442                (3/17/04)
 Common Stock             10,000          12.7910                 3/22/04
 Common Stock              4,300          11.4623                 4/08/04
 Common Stock             26,100          11.4604                 4/12/04
 Common Stock             11,700          11.0178                 4/30/04
 Common Stock              5,000          11.0150                 5/03/04
 Common Stock             22,000          10.3800                11/30/04

    CLASS               QUANTITY         PRICE PER               DATE OF
OF SECURITY          PURCHASED/(SOLD)    SHARE ($)*          PURCHASE / (SALE)
--------------------------------------------------------------------------------

 Common Stock             91,000          10.3800                11/30/04
 Common Stock              1,000           9.77785                2/22/05
 Common Stock              5,000           9.7085                 2/23/05
 Common Stock             10,000           9.5255                 2/24/05
 Common Stock              1,000           9.4785                 2/25/05
 Common Stock             62,500           9.6701                 3/04/05
 Common Stock            100,000           9.4200                 3/24/05
 Common Stock            (29,700)          9.4711                (3/24/05)
 Common Stock            186,100           9.5200                 3/28/05
 Common Stock             (1,100)          9.4996                (3/28/05)
 Common Stock                100           9.2200                 5/04/05
 Common Stock              8,300           9.1867                 5/13/05
 Common Stock             10,000           9.1898                 5/16/05
 Common Stock              5,000           9.1680                 5/17/05

* Per share prices includes all commission costs.

                   WESTERN INVESTMENT ACTIVISM PARTNERS L L C
--------------------------------------------------------------------------------
 Common Stock              10,000          9.6395                 3/04/05
 Common Stock              20,600          9.6015                 3/04/05
 Common Stock              15,100          9.4999                 3/16/05
 Common Stock              25,000          9.4202                 3/24/05
 Common Stock               2,800          9.2100                 5/27/05
 Common Stock                 800          9.2100                 8/02/05
 Common Stock               4,500          9.2100                 8/03/05
 Common Stock              (1,100)         9.2996                (8/08/05)

* Per share prices includes all commission costs.

                                ARTHUR D. LIPSON
--------------------------------------------------------------------------------
 Common Stock               5,000          9.5000                  3/28/05

                            WESTERN INVESTMENT L L C
--------------------------------------------------------------------------------
                                      NONE

                                   SCHEDULE II

      THE FOLLOWING TABLE IS REPRINTED FROM THE DEFINITIVE PROXY STATEMENT
          FILE BY SUNSET FINANCIAL RESOURCES, INC. WITH THE SECURITIES
                   AND EXCHANGE COMMISSION ON APRIL 6, 2005.

                  SHARE OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

The following  table sets forth  certain  information  regarding the  beneficial ownership  of our common  stock as of March 30, 2005 by (1) each person known by us to own  beneficially  more than 5% of our outstanding  common stock, (2) each current  director,  (3)  each  named  executive  officer,  and (4)  all  current directors and executive  officers as a group.  The number of stock  beneficially owned by each entity, person,  director or executive officer is determined under the rules of the SEC,  and the  information  is not  necessarily  indicative  of beneficial  ownership  for any  other  purpose.  Under  such  rules,  beneficial ownership  includes any stock as to which the  individual has the sole or shared voting power or investment  power and also any stock that the  individual  has a right to acquire as of May 30, 2005 (60 days after March 30,  2005)  through the exercise of any share option or other right.  Unless otherwise  indicated,  each person has sole  voting and  investment  power (or shares  such  powers with his spouse) with respect to the stock set forth in the following table.

                                                     Amount and Nature of           Percent of
Name and Address of Beneficial Owner                 Beneficial Ownership            Class (1)
-----------------------------------------------      --------------------           ----------
Hunter Global Associates, L.L.C.                          1,500,000 (2)              14.3%
    485 Madison Avenue
    22nd Floor
    New York, New York 10022

North Sound Capital LLC                                   1,000,000 (3)               9.6%
    53 Forest Avenue
    Suite 202
    Old Greenwich, CT 06870

Delaware Management Holdings                                899,100 (4)               8.6%
    2005 Market Street
    Philadelphia, PA 19103

NWQ Investment Management Company, LLC                      897,549 (5)               8.6%
    2049 Century Park East, 4th Floor
    Los Angeles, CA 90067

Teachers Insurance and Annuity Association of America       788,320 (6)               7.5%
    730 Third Avenue
    New York, NY 10017

Thomas Bruce Akin                                           659,700 (7)               6.3%
     c/o Talkot Crossover Fund, L.P.
     2400 Bridgeway
     Suite 300
     Sausalito, CA 94965

Western Investment LLC                                      562,800 (8)               5.4%
    2855 East Cottonwood Parkway
    Suite 110
    Salt Lake City, UT 84121

J. Bert Watson                                              189,000 (9)               1.8%

Byron L. Boston                                              36,666 (10)               *

Jeffrey S. Betros                                             8,833 (11)               *

Michael L. Pannell                                           14,333 (12)               *

Rodney E. Bennett                                             5,000 (13)               *

Hugh H. Jones, Jr.                                            7,000 (14)               *

George A. Murray                                              8,000 (15)               *

Joseph P. Stingone                                            6,000 (16)               *

G. Steven Dawson                                              5,000 (17)               *

George O. Deehan                                              5,000 (18)               *

Thomas Manuel                                                   -- (19)                *

All directors and executive officers as a group             289,832 (3)               2.7%
(11 persons)

* Beneficial ownership of less than 1% of the class is omitted.

                                       10

(1)    The  percentages  of  shares  owned  provided  in the  table  is based on
       10,475,000  shares  outstanding  as of  March  21,  2005.  Percentage  of beneficial ownership by a person as of a particular date is calculated by dividing  the number of shares  beneficially  owned by such  person as of
       March  30,  2005 by the sum of the  number  of  shares  of  common  stock outstanding as of such date and the number of unissued shares as to which such  person  has the right to acquire  voting  and/or  investment  power within 60 days and restricted stock not yet vested.

(2)    Includes  shares  beneficially  owned  by Duke  Buchan  III  and  various affiliated  entities,  including Hunter Global Associates L.L.C.,  Hunter
       Global  Investors  L.P.,  Hunter Global  Investors Fund I L.P. and Hunter
       Global Investors Fund II L.P. Hunter Global  Associates  L.L.C.  reported shared voting power and shared  dispositive power with respect to 475,500 shares.  Hunter Global  Investors  L.P. and Duke Buchan III each reported shared  voting  power  and  shared  dispositive  power  with  respect  to
       1,500,000  shares.  Hunter Global  Investors Fund I L.P.  reported shared voting power and shared dispositive power with respect to 448,500 shares.
       Hunter Global  Investors  Fund II L.P.  reported  shared voting power and shared  dispositive power with respect to 27,000 shares.  Based solely on
       Schedule 13G dated March 17, 2004.

(3)    North Sound Capital LLC reported shared voting and dispositive power over
       1,000,000 shares of common stock.  The ultimate  managing member of North
       Sound  Capital  LLC is Thomas  McAuley.  North  Sound  Capital LLC may be
       deemed the beneficial owner of the shares in its capacity as the managing member of North Sound Legacy Fund LLC,  North Sound Legacy  Institutional
       Fund LLC and North Sound Legacy International Ltd. (the "Funds"), who are
       the holders of such shares.  As the managing  member of the Funds,  North
       Sound Capital LLC has voting and  investment  control with respect to the shares of common  stock held by the Funds.  Based  solely on Schedule 13G dated March 17, 2004.

(4)    Consists of shares  beneficially  owned by Delaware  Management  Holdings which is wholly-owned  by Delaware  Management  Business  Trust.  Lincoln
       National  Corp. is the ultimate  parent of Delaware  Management  Business
       Trust and may be deemed to share  beneficial  ownership  with the various
       Delaware  Investments Family of Funds. Of the shares  beneficially owned,
       Delaware  Management Holdings and Delaware Management Business Trust have sole voting and dispositive  power with respect to 899,100 shares.  Based solely on Schedule 13G dated December 31, 2004.

(5)   Shares are  beneficially  owned by clients  of NWQ  Investment  Management
      ("NWQ"),  an  investment  advisor,  which  clients may include  investment companies  registered  under the  Investment  Company Act and/or  employee benefit  plans,  pension  funds,  endowment  funds or other  institutional clients. NWQ has the sole power to dispose of or to direct the disposition of  897,549  shares,  and the  sole  power to vote or  direct  the vote of
      786,418 shares. Based solely on Schedule 13G dated December 31, 2004.

(6)   Teachers  Insurance  and Annuity  Association  of America  ("TIAA")  holds
      303,820  shares of our common  stock for the  benefit of TIAA Real  Estate
      Account,  a separate account of TIAA. In addition,  TIAA, as the parent of two registered investment advisers,  may be deemed to have indirect voting or investment  discretion over 484,500 shares of our common stock that are beneficially  owned by three  registered  investment  companies  - College
      Retirement Equities Fund ("CREF"),  TIAA-CREF  Institutional  Mutual Funds
      ("Institutional  Funds"), and TIAA-CREF Life Funds ("Life Funds"), as well as the TIAA-CREF Asset Management  Commingled Funds Trust I ("TCAM Funds")

                                       11

      - whose investment advisers are TIAA-CREF Investment  Management,  LLC (in
      the  case  of  CREF)  and  Teachers   Advisors,   Inc.  (in  the  case  of
      Institutional  Funds, Life Funds and TCAM Funds), both of which are wholly owned  subsidiaries  of TIAA.  Based solely on Schedule 13G dated December
      31, 2004.

(7)    Thomas Akin is the direct  beneficial  owner of 446,800  shares of common stock.  Thomas  Akin  is the  managing  general  partner  of  the  Talkot
       Crossover Fund, L.P. Talkot Crossover Fund, L.P. is the direct beneficial owner of 212,900  shares of common stock.  By virtue of the  relationship between Mr. Akin and the fund, Mr. Akin may be deemed to possess indirect beneficial  ownership of the shares of common stock beneficially owned by the fund. Based solely on Schedule 13D dated March 15, 2005.

(8)    Western Investment LLC, ("WILLC"),  Arthur D. Lipson,  Western Investment
       Hedged Partners LP, ("WIHP"),  Western Investment  Institutional Partners
       LLC,  a  Delaware  limited  liability   company  ("WIIP"),   and  Western
       Investment  Activism Partners LLC ("WIAP"),  jointly reported their stock ownership.  WILLC has sole  voting  and  investment  power  over  WIHP's,
       WIIP's,  and WIAP's security  holdings and Mr. Lipson, in his role as the
       managing  member  of  WILLC,   controls  WILLC's  voting  and  investment
       decisions.  As of the close of business on March 16, 2005, WIHP, WIIP and
       WIAP beneficially owned 162,500,  354,600 and 45,700 shares respectively.
       WILLC  beneficially  owned 562,800  shares.  Based solely on Schedule 13D filed March 7, 2005.

(9)    Includes options to purchase 39,000 shares of common stock.

(10)   Includes  options to purchase  16,666 shares of common  stock,  and 5,000 restricted shares.

(11)   Includes options to purchase 8,333 shares of common stock.

(12)   Includes options to purchase 8,333 shares of common stock.

(13)   Includes options to purchase 5,000 shares of common stock.

(14)   Includes options to purchase 5,000 shares of common stock.

(15)   Includes options to purchase 5,000 shares of common stock. Includes 3,000 shares held in a family trust, of which Mr. Murray is the trustee.

(16)   Includes options to purchase 5,000 shares of common stock.

(17)   Includes options to purchase 5,000 shares of common stock.

(18)   Includes options to purchase 5,000 shares of common stock.

(19)   Based solely on Form 4 filed January 27, 2005.

                                       12

                                 WRITTEN CONSENT
               OF STOCKHOLDERS OF SUNSET FINANCIAL RESOURCES, INC.

       SOLICITED BY WESTERN INVESTMENT L L C ("WILLC"), WESTERN INVESTMENT
    INSTITUTIONAL PARTNERS L L C ("WIIP"), WESTERN INVESTMENT HEDGED PARTNERS
        LP ("WIHP"), WESTERN INVESTMENT ACTIVISM PARTNERS L L C ("WIAP")
          AND ARTHUR D. LIPSON (COLLECTIVELY, THE "WESTERN COMMITTEE")
                TO CALL A SPECIAL MEETING OF THE STOCKHOLDERS OF
                        SUNSET FINANCIAL RESOURCES, INC.

The undersigned is a stockholder of common stock of Sunset Financial  Resources,
Inc. (the  "Company") and hereby submits this request to call a special  meeting of the  Company's  stockholders  for the purposes of  considering  the proposals
described  in  the  Consent  Solicitation   Statement  previously  sent  to  the
stockholders of the Company, and incorporated by reference herein, and designate specified  persons as the  stockholder's  agents and  authorizing the designated agents to set the place,  date and time of the  special  meeting,  if held to be permissible,  and  exercise  all  rights  of the  stockholders  of  the  Company incidental to calling and convening the special  meeting.  NOTHING  CONTAINED IN
THIS  INSTRUMENT  SHALL BE CONSTRUED TO GRANT THE WESTERN  COMMITTEE  THE RIGHT,
POWER OR AUTHORITY TO VOTE ANY SHARES  OWNED BY THE  UNDERSIGNED  AT THE SPECIAL
MEETING.

The undersigned  hereby  authorizes and designates the Western  Committee or any agent thereof to collect and deliver this request to the Company, and to deliver any other information required in connection therewith.

This request  supercedes,  and the undersigned  hereby revoke, any earlier dated revocation  which the undersigned  may have submitted to the Western  Committee, the Company or any designees of either.

Print Name:_______________________________________________________________

Signature:________________________________________________________________

Signature (if held jointly):______________________________________________

Title (only if shares are held by an entity):_____________________________

Number of shares beneficially owned (and as to which you have the right to vote):_____________________________

Dated:______________________________________________________

Please sign exactly as your shares are registered. When shares are held by joint tenants, both should sign. When signing as an attorney, executor, administrator, trustee, or guardian,  please give full title as such. If a corporation,  please sign in full corporation name by the President or other duly authorized officer.
If a partnership,  please sign in partnership  name by authorized  person.  This demand will represent all shares held in all capacities.

                 PLEASE COMPLETE, SIGN, DATE, AND MAIL PROMPTLY
               IN THE ENCLOSED ENVELOPE BEFORE ____________, 2005

                                       13